Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
FirstFed Financial Corp
		Case Number:	2:10-bk-12927-ER
		Operating Report Number:	9
	Debtor(s).	For the Month Ending:	September 30, 2010

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		227,852.56

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		29,565.06

3.	BEGINNING BALANCE:		4,040,174.54

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable—Post-filing

	Accounts Receivable—Pre-filing

	General Sales

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:

5.	BALANCE:		4,040,174.54

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	50,148.00

	TOTAL DISBURSEMENTS THIS PERIOD:***		50,148.00

7.	ENDING BALANCE:		3,990,026.54

8.	General Account Number(s):	XXXXXXXXXX

		Union Bank

	Depository Name & Location:	445 South Figueroa

		Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/ dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
						—
						—
9/24/2010	1034	Rus Milband & Smith	Retainer		50,000.00	50,000.00
9/8/2010	EFT	Hartford Insurance	payroll costs, workman’s comp		131.32	131.32
9/10/2010	EFT	Hartford Insurance	payroll costs, workman’s comp		16.68	16.68
						—
						—
						—
						—
						—
						—
						—
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	—	50,148.00	50,148.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:		9/30/2010	Balance on Statement:	$3,990,051.54

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	1023	6/28/2010	25.00

TOTAL OUTSTANDING CHECKS:				25.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$3,990,026.54

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		288,362.24

3.	BEGINNING BALANCE:		211,637.76

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		211,637.76

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		10,820.67

7.	ENDING BALANCE:		200,817.09

8.	PAYROLL Account Number(s):

		XXXXXXXXXX

	Depository Name & Location:	Union Bank

		445 South Figueroa

		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/30/2010	EFT	Brian Argrett	Oct salary (net of payroll taxes)	7,132.30
9/30/2010	EFT	various governments	Payroll Taxes—Oct	3,632.70
9/30/2010	EFT	CBIZ	payroll processing charge	55.67
			Oct payroll paid on September 30, 2010 by payroll processor

			TOTAL DISBURSEMENTS THIS PERIOD:	10,820.67

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	9/30/2010	Balance on Statement:	$200,817.09

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$200,817.09

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,000.00

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		10,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	XXXXXXXXXX

		Union Bank

	Depository Name & Location:	445 South Figueroa

		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	9/30/2010	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$10,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	3,990,026.54

	Payroll Account:	200,817.09

	Tax Account:	10,000.00

*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	11.24

TOTAL CASH AVAILABLE:			4,200,854.87

Petty Cash Transactions:

Date	Purpose	Amount
	Opening balance	11.24

		0.00

		0.00

		0.00

		0.00

		0.00

		0.00

TOTAL PETTY CASH TRANSACTIONS:			0.00

ENDING PETTY CASH			11.24

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor*	monthly	$0.00	0	0.00
Premier Business Centers**	monthly	$0.00	0	0.00
Riordon, Lewis & Haden ***	monthly	$1,500.00	0	0.00

			TOTAL DUE:	0.00

*	FirstFed Financial Corp. vacated offices managed by Regus Mgt. on 06/22/10.
**	FirstFed Financial Corp vacated offices managed by Premier Business Centers prior to 09/30/10.
***	FirstFed Financial Corp entered into a new lease agreement effective 10/01/10.

The offices are managed by Riordan, Lewis & Haden.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

	Gross Sales Subject to Sales Tax:		0.00

	Total Wages Paid:		10,000.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding*
State Withholding*
FICA—Employer’s Share*
FICA—Employee’s Share*
Federal Unemployment*
Sales and Use
Real Property
Other-Delaware Franchise**	3,125.00	0.00

TOTAL:	3,125.00	0.00

*	Amounts paid through the payroll account. See “Total Disbursements from Payroll Account Current Period”
**	The State of Delaware is requesting additional information from the Debtor as the Debtor changed its methodology from the authorized share method to the capital method (using gross assets). See also “Aging of Accounts Receivable”

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	116,942.60	0.00	0.00
31—60 days	2,400.00	0.00	0.00
61—90 days	0.00	0.00	0.00
91—120 days	0.00	0.00	0.00
Over 120 days	0.00	124,600.00	0.00

TOTAL:	119,342.60	124,600.00	0.00

Delaware receivable of $124,600 proposed by Debtor is still pending.

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	1/11/2011	1/11/2011
Worker’s Compensation	Hartford	1,000,000.00	1/11/2011	Paid with Payroll
Casualty	None
Vehicle	None

The Debtor also maintains directors and officers liability coverage purchased pre-petition for the 2009/2010 coverage year and an extended reporting period for the policies covering the 2008/2009 coverage year also purchased pre-petition.

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
30-Jun-2010	157,114.39	1,625.00	20-Jul-2010	1,625.00	0.00
30-Sep-2010	89,586.25	975.00			975.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		3,575.00		2,600.00	975.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
Babette Heimbuch	**	$20,000/ month	0.00
Vikas Arora	**	$17,500/ month	0.00
Brenda Battey	***	$20,000/month	0.00
Brian Argrett	****	$10,000/month	10,000.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
***	Ms. Heimbuch and Mr. Arora no longer work for the Debtor. Ms. Battey works periodically for the Debtor at a rate of $150.00 per hour.
****	Notice of Insider Compensation for Brian Argrett was filed and served on the UST and other necessary parties on June 10, 2010; no objections were filed. Mr, Argrett was engaged by the Debtor upon the resignation of Ms. Heimbuch to provide Debtor with a second officer and to serve as its then Chief Executive Officer. Mr. Argrett currently serves as Corporate Secretary.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	—	—

Less: Returns/Discounts	—	—

Net Sales/Revenue	—	—

Cost of Goods Sold:
Beginning Inventory at cost

Purchases

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)

Operating Expenses:

Payroll—Insiders	10,000.00	266,153.85

Payroll—Other Employees

Payroll Taxes	765.00	21,570.56

Other Taxes (Itemize)

Legal & Professional-Special Counsel *	16,359.25	214,343.09

Legal & Professional-Bankruptcy Counsel **	85,571.27	296,032.71

Legal & Professional-Administration ***	(40,000.00)	—

Legal & Professional-Accounting & Auditing ****	(192,423.35)	4,227.50

Depreciation and Amortization	24.00	216.00

Rent Expense—Real Property	1,038.79	12,834.69

Lease Expense—Personal Property		—

Insurance	148.00	1,651.89

Real Property Taxes		—

Telephone and Utilities	—	1,194.20

Repairs and Maintenance		—

Travel and Entertainment (Itemize)		—

Parking & Mileage	—	1,320.75

Miscellaneous Operating Expenses (Itemize)		—

Stock registrar fees	—	1,940.62

Delaware & Calif filing fees & franchise tax	—	3,980.00

SEC 8K fees	1,677.00	6,780.00

Relocation Expenses	1,605.88	1,605.88

CSC fee for Delaware representation	—	356.00

US Trustee fees accrued	(125.00)	3,575.00

Office Supplies	—	347.86

Postage & Courier	—	157.61

Document Management	12,869.20	12,869.20

Payroll Processing Fees	55.67	637.83

Total Operating Expenses	(102,434.29)	851,795.24

Net Gain/(Loss) from Operations	102,434.29	(851,795.24)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Non-Operating Income:
Interest Income

Net Gain on Sale of Assets (Itemize)

Other (Itemize)

Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize)

Other (Itemize)

Total Non-Operating Expenses	—	—

NET INCOME/(LOSS)	102,434.29	(851,795.24)

(Attach exhibit listing all itemizations required above)

Footnotes:

*	Special counsel Manatt, Phelps & Phillips, LLP were paid pre-petition an initial retainer of $300,000. No Pre-petition fees and costs credited were used against the retainer. A $300,000 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and expenses incurred between the filing date and August-2010 were $197,983.84.
*	In June, the Debtor engaged the firm of Rus Miliband & Smith, LLP in investigate potential claims which may be brought by the Debtor. The initial engagement is on an hourly basis with a $50,000 cap. An application for employment has been submitted and approved by the bankruptcy court.
**	Bankruptcy counsel Landau, Gottfried & Berger, LLP were paid pre-petition an initial retainer of $250,000. Pre-petition fees and costs credited against the retainer were $50,810.31 leaving a remaining retainer of $199,189.69 as of the filing date. A $199,189.69 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and fees from the filing date until August 2010 were $210,461.44 exhausting the remaining retainer. Pending court approval, a $11,271.75 current month adjustment was made to reflect incurred but not approved legal fees previously accrued on th August MORs (see footnote ** on schedule X Balance Sheet).
***	June and July Professional fees totaling $40,000 for Delta Corps, Inc., hiring Donald Pelgrim as Chief Administrative Officer, were incured and unpaid pending approval for payment by the Bankruptcy court. September professional fees of $20,000 for Carl McKinzie as Chief Executive Officer were incured and unpaid pending approval for payment by the Bankruptcy Court. Pending court approval, a $40,000.00 current month adjustment was made to reflect incurred but not approved professional fees previously accrued on the June and July MORs (see footnote ** on schedule X Balance Sheet).
****	Accounting & Auditing Professional fees in the amount of $13,356 for Hutchinson & Bloodgood, LLP were incured and unpaid pending approval of the fee statement from Bankruptcy court. Hutchinson & Bloodgood is no longer providing services to the Debtor. Pending court approval, a $13,356.00 current month adjustment was made to reflect incurred but not approved accounting & auditing fees previously accrued the June MORs (see footnote ** on schedule X Balance Sheet).

****	Subsequent to the engagement of Hutchinson & Bloodgood, the Debtor engaged Crowe Horwath, LLP for assistance with various tax matters including a 2008 federal tax audit and the filing of the 2009 tax returns. Crowe Horwath’s engagement was approved by the court. However, no payment has been made.
****	Accounting & Auditing Professional fees from Crowe Horwath in the amount of $234,550.71 were incured and unpaid pending approval of the fee statement from Bankruptcy court. Pending court approval, a $179,874.85 current month adjustment was made to reflect incurred but not approved accounting & auditing fees previously accrued on the June, July, and August MORs (see footnote ** on schedule X Balance Sheet).

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	4,200,854.87

Restricted Cash

Accounts Receivable (Itemized, see below)*	124,600.00

Inventory

Notes Receivable

Prepaid Expenses (Rent)	1,500.00

Prepaid Expense-Legal Special Counsel	85,656.91

Prepaid Expense-Legal Bankruptcy Counsel	—

Prepaid Expense-Other Legal Counsel	50,000.00

Other (Prepaid Payroll)	10,820.67

Total Current Assets		4,473,432.45

Property, Plant, and Equipment	875.00

Accumulated Depreciation/Depletion	216.00

Net Property, Plant, and Equipment		659.00

Other Assets (Net of Amortization):
Due from Insiders

Other (Rent Deposits)	3,897.20

Total Other Assets		3,897.20

TOTAL ASSETS		4,477,988.65

LIABILITIES

Post-petition Liabilities:

Accounts Payable (Itemized, see below)**	119,342.60

Taxes Payable—Delaware Franchise Tax 2010	3,125.00

Notes Payable

Professional fees

Secured Debt

Other (Itemize)

Total Post-petition Liabilities		122,467.60

Pre-petition Liabilities:
Secured Liabilities

Priority Liabilities

Unsecured Liabilities***	159,617,187.50

Other (Itemized, see below)****	1,521.21

Total Pre-petition Liabilities		159,618,708.71

TOTAL LIABILITIES		159,741,176.31

EQUITY:

1 Pre-petition Owners’ Equity (original amount)	(155,177,680.00)

2 Direct Charges to Equity (Itemized, see below)*****	766,287.58

3 Post-petition Profit/(Loss)	(851,795.24)

TOTAL EQUITY		(155,263,187.66)

TOTAL LIABILITIES & EQUITY		4,477,988.65

*Itemization of Accounts Receivable:
Delaware Franchise Tax Refund Due (prior years)	124,600.00

Total	124,600.00

**Itemization of Post-Petition Liabilities:
Landau, Gottfried, & Berger, LLP	96,843.02
RR Donnelly (8-K)	2,342.00
Brenda Battey (Tax Matters)	2,400.00
Christopher Damore (Accounting Svcs-MOR Prep)	807.50
Project 2900 (office relocation)	1,605.88
Keystone Document Discovery	12,869.20
Riordan, Lewis & Haden (rent)	1,500.00
U.S. Quarterly Trustee Fees	975.00

subtotal	119,342.60

**Not included in the above table are the following incured and unpaid amounts that are pending Bankruptcy Court approval:
Delta Corps, Inc. (Chief Administrative Officer)	40,000.00
Carl McKinzie (Chief Executive Officer)	20,000.00
Hutchinson & Bloodgood, LLP (accounting & auditing)	13,356.00
Crowe Horwath, LLP (accounting & audit)	234,550.71
Landau, Gottfried, & Berger, LLP	33,476.15

subtotal	341,382.86

***Itemization of Pre-Petition Unsecured Liabilities
Senior Debt Due 2015	53,429,687.56
Senior Debt Due 2016	53,244,791.61
Senior Debt Due 2017	52,942,708.33

Total	159,617,187.50

**** Itemization of Pre-Petition Other Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1,521.21

***** Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Legal Retainer—Manatt, Phelps & Phillips, LLP	300,000.00
Legal Retainer—Landau, Gottfried & Berger , LLP	199,189.69
Change in SEC Refund	135.53
Bills received and accrued after BK filing (see above)	(1,521.21)
Change in Opening Cash Balance	0.04
Change in New Oak receivable	0.09

Total	766,287.58

The prepaid retainer of $250,000 for Bankruptcy Counsel-Landau, Gottfried & Berger was adjusted downward $50,810.31 as the activity occurred pre-petition. As of the petition date, the prepaid legal retainer for Bankruptcy Counsel was $199,189.69.

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The Debtor has negotiated the terms of a liquidating chapter 11 plan with its principal creditor, Wilmington Trust Company as Trustee for the bulk of its debt. That plan was filed with the Court on October 1, 2010. The Debtor is finalizing, and will shortly file, its disclosure statement and a motion seeking an order of the Court approving the same and setting plan solicitation and confirmation procedures.

4.	Describe potential future developments which may have a significant impact on the case:

There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, has submitted a proof of claim which, among other things, claims that the FDIC is entitled to some or all of any such tax refund and may have other super priority claims. If the FDIC’s claim is successful, it will reduce or potentially eliminate any assets available for distribution to general unsecured creditors. The Debtor reserves its rights with respect to any such claims by the FDIC.

Debtor continues to investigate potential claims against third parties to determine potential for recovery. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

See attached Exhibit 1

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Carl W. McKinzie, Chief Executive Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Dated: 10/15/2010		/s/ Carl W. McKinzie
Date:	Page 16 of 16	Principal for debtor-in-possession

EXHIBIT 1

Nossaman LLP Allan H. Ickowitz (SBN 80994) John W. Kim (SBN 216251) 445 S. Figueroa Street, 31st Floor Los Angeles, California 90071 Telephone: 213.612.7800 Facsimile: 213.612.7801	FILED & ENTERED SEP 10 2010 CLERK U.S. BANKRUPTCY COURT Central District of California BY walter DEPUTY CLERK

and

Kathryn R. Norcross, Senior Counsel

B. Amon James, Counsel

Federal Deposit Insurance Corporation

Legal Division

3501 Fairfax Drive, VS-D-7120

Arlington, Virginia 22226

Telephone: (703)562-2631

Attorneys for the Federal Deposit Insurance Corporation

as Receiver of First Federal Bank of California,

a Federal Savings Bank

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In re:	Chapter 11

FIRSTFED FINANCIAL CORP.,	Case No.: 2:10-bk-12927-ER

Debtor and Debtor-in-Possession.	ORDER GRANTING “MOTION OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER, FOR AN ORDER CONFIRMING THAT THE AUTOMATIC STAY DOES NOT APPLY, OR IN THE ALTERNATIVE, FOR AN ORDER GRANTING RELIEF FROM THE AUTOMATIC STAY” [Dkt. No. 64]
Hearing Date:September 7, 2010 Time:10:00 a.m. Court:255 E. Temple Street Los Angeles, CA 90012 Courtroom 1568

ORDER GRANTING “MOTION OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER, FOR AN ORDER

CONFIRMING THAT THE AUTOMATIC STAY DOES NOT APPLY, OR IN THE ALTERNATIVE, FOR AN ORDER GRANTING RELIEF

FROM THE AUTOMATIC STAY” [Dkt. No. 64]

EXHIBIT 1 20

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

On August 13, 2010, the Federal Deposit Insurance Corporation, in its capacity as Receiver of First Federal Bank of California, a Federal Savings Bank (the “FDIC-R”) filed its “Motion of the Federal Deposit Insurance Corporation, as Receiver for an Order Confirming that the Automatic Stay Does Not Apply, Or in the Alternative, for an Order Granting Relief from the Automatic Stay” [Dkt. No. 64] (the “Motion”), The Motion was heard before the undersigned Judge of the United States Bankruptcy Court for the Central District of California, Los Angeles Division in Courtroom 1568 located at 255 E. Temple Street, Los Angeles, California 90012, on September 7, 2010, at 10:00 a.m. Appearances are set forth in the record.

The Court has considered the Motion, all related pleadings and papers and the arguments of counsel at the hearing on the Motion. For the reasons set forth in the hearing and the Court’s tentative ruling,

IT IS HEREBY ORDERED THAT:

1. The FDIC-R is granted relief from the automatic stay under 11 U.S.C. § 362 as set forth in the Court’s tentative ruling, a copy of which is attached hereto, and in the record of the hearing on the Motion.

2. In the event that the Debtor herein or the FDIC-R receive any tax refunds, such monies shall be placed in to a joint bank account and/or escrow account, with all rights of the FDIC-R and the Debtor fully preserved pending a resolution of the ownership of such tax refunds.

3. This Order shall be effective upon entry on the Court’s docket, and the 14 day stay imposed by Bankruptcy Rule 4001(a)(3) shall not apply to this Order and is waived. Approved as to Form:

LANDAU GOTTFRIED & BERGER LLP

By:	/s/ Rodger M. Landau
Attorneys for Debtor

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 21

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

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DATED: September 10, 2010	United States Bankruptcy Judge

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 22

United States Bankruptcy Court

Central District of California

Los Angeles

Judge Ernest Robles, Presiding

Courtroom 1568 Calendar

Tuesday, September 7, 2010	Hearing Room	1568
10:00 am
2:10-12927	FirstFed Financial Corp.	Chapter 11
#65,00	The Federal Deposit Insurance Corp

	Hearing

RE: [64] Notice of motion and motion for relief from the automatic stay with supporting declarations PERSONAL PROPERTY RE: “Tax Rights” as defined and more fully described in the memorandum of points and authorities in support of this motion. Memorandum Of Points And Authorities In Support Of Motion Of The FDIC, As Receiver, For An Order Confirming That The Automatic Stay Does Not Apply, Or In The Alternative, For An Order Granting Relief From The Automatic Stay (with Exhibits A and B)# (2) Declaration Of Laura E. Grimball In Support Of Motion Of The FDIC, As Receiver, For An Order Confirming That The Automatic Stay Does Not Apply, Or In The Alternative, For An Order Granting Relief From The Automatic Stay (with Exhibit 1)# (3) Proof of Service) (Ickowitz, Allan)

	Docket #: 64

Tentative Ruling:

9/2/2010: Grant motion for the reasons set forth below:

The Federal Deposit Insurance Corporation, acting in its capacity as Receiver of First Federal Bank of California (the “FDIC”), moves for an order either “(1) confirming that the automatic stay does not apply to the exercise of certain tax rights…, or alternatively, (2) granting relief from the automatic stay to facilitate the exercise of those rights.” Memorandum of Points and Authorities in Support of Motion of the Federal Deposit Insurance Corporation, as Receiver, for an Order Confirming the Automatic Stay Does Not Apply, or in the Alternative, for an Order Granting Relief from the Automatic Stay (the “Motion”) (Doc. #64). Chapter 11 Debtor in Possession FirstFed Financial Corp. (the “Debtor” or “FirstFed”) opposes the Motion. See Debtor’s Opposition to FDIC Motion for Relief from Stay (the “Opposition”) (Doc. #67). The Debtor’s opposition is joined by Wilmington Trust Company, the Indenture Trustee with respect to $150 million of debentures issued by the Debtor. See generally Statement of Joinder of Wilmington Trust Company as Indenture Trustee to Debtor’s Opposition to FDIC Motion for Relief from Stay (the “Joinder”) (Doc. #68).

9/2/2010	2:06:27PM	Page 121 of 126

EXHIBIT 1 23

United States Bankruptcy Court

Central District of California

Los Angeles

Judge Ernest Robles, Presiding

Courtroom 1568 Calendar

Tuesday, September 7, 2010	Hearing Room	1568
10:00 am
Cont....	FirstFed Financial Corp.	Chapter 11

The Debtor is the holding company of First Federal Bank of California (the “Bank”), On December 18, 2009, the Office of Thrift Supervision closed the Bank and appointed the FDIC as receiver, Motion at 3. On January 6, 2010, the Debtor filed its Chapter 11 petition. Id. at 5.

Prior to filing of the Debtor’s petition, the Debtor and the Bank entered into an Intercompany Tax Sharing Agreement (the “Tax Sharing Agreement” or “Agreement”). The Tax Sharing Agreement was executed in accordance with § 1501 of the Internal Revenue Code, which provides that an “affiliated group of corporations shall… have the privilege of making a consolidated return with respect to the income tax imposed by the [Internal Revenue Code] for the taxable year in lieu of separate returns,” 26 U.S.C, § 1501. Treasury regulations implementing § 1501 permit a parent holding company (in this case, the Debtor) to file a consolidated tax return as an agent for its subsidiary (in this case, the Bank). See Treas. Reg. § 1.1502-77.

The Tax Sharing Agreement provides that the Debtor and the Bank “shall join in the filing of a Consolidated Return.” Tax Sharing Agreement at ¶2.1. The Agreement further provides that tax liabilities “shall be apportioned according to each entity’s Separate Tax Liability, computed on a Separate Return Basis.” Id. at ¶2.2. The Agreement defines “Separate Tax Liability” as “the amount (if any) of Regular Tax for which a party hereto would be liable in any Taxable Year if that party had not joined in the filing of a Consolidated Return, but had instead filed (with its subsidiaries) and computed its Tax on a Separate Return Basis,” Id. at ¶1.4. “Regular Tax” means “the regular tax imposed on the taxable income of a party hereto at the rates specified in the Code.” Id. at ¶1.3.

Under the Worker, Homeownership, and Business Assistance Act of 2009 (123 Stat. 2992-93), the Bank may now elect to increase the carryback period for net operating losses to five years (as opposed to two years under prior law), As a result of this change in the law, upon the filing of its 2009 tax returns, the Bank may be eligible for an estimated $90 million tax refund. However, in order to obtain the refund, the Bank must file the 2009 tax return by September 15, 2010, The Bank has already obtained a six-month filing extension, and no further extensions are allowed.

The primary issue before the Court is simple: who should file the 2009 tax return? If the Court denies the Motion, the Debtor will be the only party entitled to file the return. If the Court grants the Motion, the Debtor and the Bank may file competing returns. [Note 1] The parties also dispute the appropriate allocation of the refund. However, given that the FDIC has pledged to sequester the refund in an escrow account (which the Court so orders), that dispute has no bearing on this Motion.

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EXHIBIT 1 24

United States Bankruptcy Court

Central District of California

Los Angeles

Judge Ernest Robles, Presiding

Courtroom 1568 Calendar

Tuesday, September 7, 2010	Hearing Room	1568
10:00 am
Cont....	FirstFed Financial Corp.	Chapter 11

Unsurprisingly, both the Bank and the Debtor claim that they should be the party to file the 2009 tax return. The FDIC argues that the Debtor cannot be trusted to accurately file the return because the Debtor’s 2007 return was rejected. [Note 2] The Debtor states that it would have already filed the 2009 return if the FDIC had provided it “with certain financial information pertaining to the Bank for the period from December 18, 2009 to and including December 31, 2009 during which time the FDIC had sole control over the Bank as its appointed receiver.” [Note 3]

The Court finds that the Debtor is not the sole party entitled to file the 2009 tax return. The Court grants relief from the automatic stay for cause pursuant to § 362(d)(l) to enable the FDIC to file a 2009 return on behalf of the Bank. It is unnecessary for the Court to rule upon the FDlC’s contention that the automatic stay is inapplicable. [Note 4]

Cause for granting relief exists in light of the FDIC’s responsibilities to recover funds on behalf of the Bank’s depositors. In executing those responsibilities, the FDIC should not be forced to rely upon a tax return filed by the Debtor. Given the likelihood of conflict between the FDIC and the Debtor with respect to the provisions of the 2009 tax return, the FDIC must be permitted to assert its own position. In addition, the FDIC should not be forced to bear the risk that the Debtor’s return may contain defects preventing the receipt of the maximum available refund. Finally, granting relief will not prejudice the Debtor since the Court is making no determination as to the ownership of the funds.

Based on the foregoing, the Motion is granted to permit the FDIC to file a 2009 tax return. Any refund subsequently received by the FDIC shall be placed in an escrow account. No distributions from the account shall be made pending resolution by this Court (or another court of competent jurisdiction) of the appropriate allocation of the funds between the Debtor and the Bank.

	Note 1

The FDIC acknowledges that if the Motion is granted, the Debtor will still be entitled to file a return: “By this Motion, the FDIC-R seeks to exercise its rights under the Tax Sharing Agreement without taking possession or control of any potential tax refunds and without restricting the Debtor’s rights to submit whatever materials it deems appropriate to preserve the Debtor’s interests, if any.” Reply at 6.

	Note 2

According to the FDIC, the “Debtor’s Return and Refund Application relating to tens of millions of dollars in potential tax refunds is certain to be replete with errors and omissions. This is clear since the Debtor concedes (and the FDIC agrees) that the Debtor does not have all of the

9/2/2010	2:06:27PM	Page 123 of 126

EXHIBIT 1 25

United States Bankruptcy Court

Central District of California

Los Angeles

Judge Ernest Robles, Presiding

Courtroom 1568 Calendar

Tuesday, September 7, 2010	Hearing Room	1568
10:00 am
Cont....	FirstFed Financial Corp.	Chapter 11

	necessary data relating to the Bank to file a complete or accurate return. In fact, even the FDIC has not yet completed an analysis of the necessary Bank data, despite dedication of substantial manpower to the task, although it hopes to have that accounting work completed no later than September 10, 2010. In any case, the Debtor’s errors and omissions with respect to the Return and/or Refund Application, whether or not the fault of the Debtor, will be fatal and will cause the IRS to invalidate and reject such returns and/or applications to the detriment of whichever party ultimately is entitled to those refunds.” Reply at 2-3.

	Note 3

The FDIC denies that it has failed to timely provide the Debtor with the necessary tax documents: “In reality, all accounting data that is available has already been produced to the Debtor.” Reply at 2.

	Note 4

The FDIC argues that 26 U.S.C. § 6402(k), read in pari materia with implementing regulations found at 26 C.F.R. § 301.6402-7(e)(l), trumps the automatic stay. Title 26 U.S.C. § 6402(k) provides in relevant part: “Notwithstanding any other provision of law, in the case of an insolvent corporation [here, the Bank] which is a member of an affiliated group of corporations filing a consolidated return for any taxable year and which is subject to a statutory or court-appointed fiduciary [here, the FDIC], the Secretary may by regulation provide that any refund for such taxable year may be paid on behalf of such insolvent corporation [the Bank] to such fiduciary [the FDIC] to the extent that the Secretary determines that the refund is attributable to losses or credits of such insolvent corporation.” The relevant implementing regulation provides: “If no claim for refund is filed by the common parent [here, the Debtor] for the consolidated carryback year or the fiduciary does not accept a claim for refund filed by the common parent, the fiduciary may claim a refund under this section by filing its own claim for refund under section 6402, based on all information pertaining to the institution and all information pertaining to other members of the carryback year group and the loss year group to which the fiduciary has reasonable access.”

The FDIC argues that the clause providing that § 6402 is effective “notwithstanding any other provision of law” means that § 6402—and any regulations promulgated pursuant to § 6402— controls in the event of a conflict between § 6402 and § 362(a) of the Bankruptcy Court. In support of this proposition, the FDIC cites Cisneros v, Alpine Ridge Group, 508 U.S. 10, 18 (1993): “As we have noted previously in construing statutes, the use of such a ‘notwithstanding’ clause clearly

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EXHIBIT 1 26

United States Bankruptcy Court

Central District of California

Los Angeles

Judge Ernest Robles, Presiding

Courtroom 1568 Calendar

Tuesday, September 7, 2010	Hearing Room	1568
10:00 am
Cont....	FirstFed Financial Corp.	Chapter 11

	signals the drafter’s intention that the provisions of the ‘notwithstanding’ section override conflicting provisions of any other section. Likewise, the Courts of Appeals generally have interpreted similar notwithstanding language… to supersede all other laws, stating that ‘a clearer statement is difficult to imagine’” (internal citations omitted).

One difficulty with the FDIC’s argument is that the language purportedly defeating the automatic stay is located within the statute’s implementing regulations, not within the statute itself. The statute provides that the Secretary may by regulation provide that certain tax refunds “may be paid” “notwithstanding any other provisions of law.” However, it is not the Secretary who is seeking a determination that the stay does not bar the payment of a tax refund. Rather, the FDIC is seeking a determination that the stay does not bar it from applying for a tax refund. As indicated above, the FDIC’s authority to file the return is found in the implementing regulations, not in the statute. Although the statute’s “notwithstanding” clause provides strong evidence that Congress intended § 6402 to control in the event of a conflict with § 362(a), it is less clear that Congress intended § 6402’s implementing regulations—which were promulgated by a regulatory agency, not Congress—to similarly control.

Debtor(s):
FirstFed Financial Corp.	Represented By
Jon L Dalberg
Rodger M Landau

Movant(s):
The Federal Deposit Insurance	Represented By
John W Kim
Allan H Ickowitz

9/2/2010	2:06:27PM	Page 125 of 126

EXHIBIT 1 27

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

NOTE; When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I.

Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.

PROOF OF SERVICE OF DOCUMENT

I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: Nossaman LLP, 445 S. Figueroa Street, 31st floor, Los Angeles, CA 90071

The foregoing document described [PROPOSED] ORDER GRANTING “MOTION OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER, FOR AN ORDER CONFIRMING THAT THE AUTOMATIC STAY DOES NOT APPLY, OR IN THE ALTERNATIVE, FOR AN ORDER GRANTING RELIEF FROM THE AUTOMATIC STAY” [Dkt. No. 64] will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below;

I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) – Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On                                          I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:

☐	Service information continued on attached page

II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL (indicate method for each person or entity served): On September 8, 2010 I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.

VIA OVERNIGHT MAIL

The Honorable Richard M. Neiter

United States Bankruptcy Court

255 E. Temple Street, Suite 1652

Los Angeles, CA 90012

☐	Service information continued on attached page

III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on September 8, 2010 I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.

☒	Service information continued on attached page

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

September 8, 2010	Marlene Bonilla	/s/ Marlene Bonilla
Date	Type Name	Signature

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 28

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 29

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

SERVICE LIST

III. SERVED BY EMAIL

Louis J Cisz     lcisz@nixonpeabody.com

Jon L Dalberg     jdalberg@lgbfirm.com, ncereseto@lgbfirm.com

Ivan L Kallick     ikallick@manatt.com, ihernandez@manatt.com

Rodger M Landau     rlandau@lgbfirm.com, kmoss@lgbfirm.com

Ian Landsberg     ilandsberg@landsberg-law.com, bgomelsky@landsberg-law.com;

                               rbenitez@landsberg-law.com

Joel S. Miliband     jmiliband@rusmiliband.com

S Margaux Ross     margaux.ross@usdoj.gov

United States Trustee (LA)     ustpregion16.la.ecf@usdoj.gov

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 30

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

NOTE TO USERS OF THIS FORM:

1)	Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.

2)	The title of the judgment or order and all service information must be filled in by the party lodging the order.

3)	Category I. below: The United States trustee and case trustee (if any) will always be in this category.

4)	Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled [PROPOSED] ORDER GRANTING “MOTION OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER, FOR AN ORDER CONFIRMING THAT THE AUTOMATIC STAY DOES NOT APPLY, OR IN THE ALTERNATIVE, FOR AN ORDER GRANTING RELIEF FROM THE AUTOMATIC STAY” [Dkt. No. 64] was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) - Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of September 8, 2010, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.

☒	Service information continued on attached page

II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

☐	Service information continued on attached page

III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

☐	Service information continued on attached page

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 31

In re: FirstFed Financial Bancorp	CHAPTER 11

Debtor(s).	CASE NUMBER: 2:10-bk-12927-ER

ADDITIONAL SERVICE INFORMATION (if needed):

I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)

Louis J Cisz     Icisz@nixonpeabody.com

Jon L Dalberg     jdalberg@lgbfirm.com, ncereseto@Igbfirm.com

Ivan L Kallick     ikallick@manatt.com, ihernandez@manatt.com

Rodger M Landau     rlandau@lgbfirm.com, kmoss@lgbfirm.com

Ian Landsberg     ilandsberg@landsberg-law.com, bgomelsky@landsberg-law.com;

                             rbenitez@landsberg-law.com

Joel S. Miliband     jmiliband@rusmiliband.com

S Margaux Ross     margaux.ross@usdoj.gov

United States Trustee (LA)     ustpregion16.la.ecf@usdoj.gov

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central

District of California.

January 2009

EXHIBIT 1 32